UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 27, 2005 (May 26, 2005)

Momenta Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 West Kendall Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On March 16, 2005, the Board of Directors of Momenta Pharmaceuticals, Inc., a Delaware corporation (the “Company”), approved the grant of a nonstatutory stock option to purchase 19,200 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), to each non-employee director who served on the Company’s Board of Directors during 2004 and who will continue to serve on the Company’s Board of Directors during 2005 (the “Eligible Non-Employee Directors”).  On May 26, 2005, the Company’s stockholders approved such option grants at the Company’s 2005 Annual Meeting.

In addition to the foregoing nonstatutory stock option grants, and pursuant to the Company’s non-employee director compensation policy, on May 26, 2005, the Company also granted a nonstatutory stock option to purchase 19,200 shares of Common Stock to each Eligible Non-Employee Director for each such Director’s service to the Board of Directors during fiscal year 2005.

In connection with such option grants, the Company entered into stock option agreements with the following Eligible Non-Employee Directors: Peter Barrett, Peter Barton Hutt, Robert S. Langer, Jr., Ram Sasisekharan, Stephen T. Reeders, Bennett M. Shapiro, John K. Clarke and Christoph H. Westphal.  The stock option grants set forth above were made under the Company’s 2004 Stock Incentive Plan, under the following terms: (i) an exercise price equal to the last reported sale price of the Common Stock on the trading date immediately prior to the date of grant, which was the last sale price on May 25, 2005, or $10.44 per share and (ii) 100% vesting on the first anniversary of the date of grant, subject to each Eligible Non-Employee Director’s continued service on the Company’s Board of Directors.  In addition, unless earlier terminated, such options will terminate on the earlier of ten years from the date of grant and two years after the Eligible Non-Employee Director ceases to serve as a director.  Pursuant to an amendment to the Company’s 2004 Stock Incentive Plan approved at the Company’s 2005 Annual Meeting, options granted to the Company’s non-employee directors are exercisable at such times as the Board of Directors may specify in the applicable option agreement.  The Company’s form of Nonstatutory Stock Option Agreement was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004.  The Company’s Non-Employee Director Compensation Summary was filed as Exhibit 10.49 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

Item 9.01.              Financial Statements and Exhibits.

(c)                                  Form of Nonstatutory Stock Option Agreement for the 2004 Stock Incentive Plan (filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, Commission File No. 0-50797) is incorporated herein by reference.

Non-Employee Director Compensation Summary (filed as Exhibit 10.49 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, Commission File No. 000-50797) is incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: May 27, 2005	By:	/s/ Richard P. Shea
Richard P. Shea
Chief Financial Officer
(Principal Financial Officer)